UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2011
HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14169	22-3178468

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 309-8504
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On November 16, 2011, GlaxoSmithKline announced topline results from the first of eight Phase 3 studies of albiglutide in type 2 diabetes. A copy of the GSK press release is furnished herewith as Exhibit 99.
Albiglutide was created by Human Genome Sciences, Inc. using its proprietary albumin-fusion technology, and was licensed to GSK in 2004. HGS is entitled to fees and milestone payments that could amount to as much as $183 million — including $33.0 million received to date — in addition to single-digit net royalties on worldwide sales if albiglutide is commercialized.
Safe Harbor Statement
This Form 8-K and attached press release include statements regarding albiglutide that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this announcement, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.
Some important factors that could cause actual results to differ from expectations in these forward-looking statements include: the inherent uncertainty of the timing, success of, and expense associated with, research, development, regulatory approval and commercialization of albiglutide; the occurrence of adverse safety events with albiglutide; substantial competition in our industry, including from branded and generic products; the highly regulated nature of our business; and uncertainty regarding our intellectual property rights and those of others. The foregoing list sets forth many, but not all, of the factors that could cause actual results to differ from expectations in any of these forward-looking statements. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99	Press Release issued by GlaxoSmithKline, dated November 16, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.
By:	/s/ James H. Davis, Ph.D.
	Name:	James H. Davis, Ph.D.
	Title:	Executive Vice President, General Counsel and Secretary
Date: November 16, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release issued by GlaxoSmithKline, dated November 16, 2011.